                                                                    Exhibit 10.1


                      THIRD WAIVER AND AMENDMENT AGREEMENT

           THIS THIRD WAIVER AND AMENDMENT AGREEMENT (this "AGREEMENT") is entered into as of August 6, 1999 among Medical Resources, Inc. (the "COMPANY") and the institutional investors party hereto (the "Purchasers"). The Purchasers are collectively the holders of not less than a majority of the $52,000,000 in aggregate principal amount originally outstanding of the Company's 7.77% Senior Notes due February 20, 2005 (the "7.77% NOTES") issued pursuant to a Note Purchase Agreement dated as of February 20, 1997 (the "FEBRUARY NOTE AGREEMENT") and not less than a majority of the $20,000,000 in aggregate principal amount originally outstanding of the Company's 8.10% Senior Notes due February 20, 2005 (the "8.10% NOTES") and the $6,000,000 in aggregate principal amount originally outstanding of the Company's 8.01% Senior Notes due February 20, 2005 (the "8.01% NOTES" and together with the 7.77% Notes and the 8.10% Notes, the "NOTES") issued pursuant to a Note Purchase Agreement dated as of June 26, 1997 (the "JUNE NOTE AGREEMENT" and together with the February Note Agreement, each as amended by the First Waiver Agreement and the Second Waiver Agreement (defined below) the "NOTE AGREEMENTS"). Capitalized terms not otherwise defined in this Agreement have the meanings given therefor in the Note Agreements.

           WHEREAS, the Note Agreements have previously been amended by a Waiver and Amendment Agreement dated September 23, 1998 (the "FIRST WAIVER AGREEMENT") and a Second Waiver and Amendment Agreement dated March 15, 1999 (the "SECOND WAIVER AGREEMENT"); and

           WHEREAS, the Company has advised the Purchasers that it is not currently in compliance with its covenant set forth in paragraph 6A(2) of the Note Agreements as of June 30, 1999 and has requested that the Purchasers waive any Default or Event of Default arising therefrom; and

           WHEREAS, the Purchasers are willing to do so on the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree:

           1.       AMENDMENT TO NOTE AGREEMENTS.

           (a) The definitions of Restricted Payments in the Note Agreements is clarified to add the inadvertently omitted closing parenthesis in the fifth line thereof as follows:

                    "RESTRICTED PAYMENTS" means the declaration, payment or making, directly or indirectly, of any dividend, payment or other distribution on or in respect of any Equity Interest of the Company or any Restricted Subsidiary (other than the payment of a dividend, payment or other distribution to the Company or Wholly-Owned Restricted Subsidiary) or the setting apart of any funds or property therefor, ...."

           (b) Clause (x) of paragraph 5A of each Note Agreement is amended and restated in its entirety:

                    "(x) promptly, but not later than 20 days following the end of each calendar month, a cash flow and accounts receivable aging report for such month on a weekly basis accompanied by a reconciliation of the actual versus projected cash flows and promptly, but not later than August 13, 1999 and on the seventh day following the end of each second week thereafter, projected weekly cash flows for the next following three month period."

           2. WAIVER. The Purchasers hereby waive any Default or Event of Default arising under paragraph 6A(2) of each Note Agreement as a result of the Company's ratio of (a) Consolidated EBITA to (b) Consolidated Interest Expense for the four fiscal quarters ended June 30, 1999, taken as a single accounting period, being less than 1.92 to 1.0.

           3.       REPRESENTATIONS AND WARRANTIES.

           (a) Subject to the disclosure schedules attached to the June Note Agreement and the updated disclosure schedules attached to the Second Waiver Agreement, each of the representations and warranties set forth in paragraph 8 of each Note Agreement is true and correct in all material respects on and as if made as of the date hereof and after giving effect to the transactions contemplated by this Agreement.

           (b) The Company has furnished the Purchasers with the unaudited balance sheets of the Consolidated Group dated as of June 30, 1999 and March 31, 1999 and the related statements of operations, cash flows and stockholders' equity for the six and three months, respectively ended on such dates. The unaudited financial statements fairly present in all material respects the financial condition of the Consolidated Group and the results of its operations and cash flows for the respective periods specified thereby. The audited financial statements have been prepared in accordance with GAAP, consistently applied throughout the periods involved except as set forth in the notes thereto. Since June 30, 1999, there have been no developments or changes affecting the business, assets, liabilities, condition (financial or otherwise) of the Company or any Restricted Subsidiary which has had or is reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

           (c) As of the date hereof, the Company has no direct or indirect equity or beneficial ownership in any Unrestricted Subsidiary.

           (d) As of the date hereof, no demand for or any other action to obtain payment of (whether in cash or in stock) the September 1998 Penalty has been made or taken and the obligations of the Company thereunder are not represented by a note or other instrument.

         4. CONDITIONS. The effectiveness of the waiver granted in Section 2 will be revoked, automatically and without further action on the part of the Purchasers and this Agreement shall be of no force and effect, if on or before August 16, 1999 the following conditions have not been satisfied:

           (a) ACTUAL JUNE 30, 1999 RATIO. The ratio of the Company's (a) Consolidated EBITA to (b) Consolidated Interest Expense for the four fiscal quarters ended June 30, 1999 taken as a single accounting period shall not have been less than 1.70 to 1.0.

           (b) SETTLEMENT APPROVAL. The Class Action Settlement Agreement in the form attached as Exhibit I to the Second Waiver Agreement shall have been approved by the United States District Court for the District of New Jersey and the Settlement Notes issued in connection therewith shall contain the subordination provisions set forth in Exhibit I attached and shall otherwise be in form and substance satisfactory to the Required Holders.

           (c) WARRANT EXERCISE PRICE. The Company shall have delivered to each Purchaser an amendment to the Warrants resetting the exercise price therefor to a price equal to the lesser of (a) $2.75 per share or (b) the conversion price set forth in the Settlement Note.

           (d) PRINCIPAL PREPAYMENT. The Company, by wire transfer of immediately available funds in accordance with the instructions set forth on Exhibit A to the Note Agreements, shall have prepaid the Notes, with Make Whole Amount, in the aggregate principal amount of $1,000,000 together with all interest accrued on the principal amount being prepaid through the date of prepayment. Additionally, at such time as the Company's three month weekly cash flow forecast reflects ending available cash for each weekly period of at least $7,000,000 (whether as a result of improved revenues, collections, reduced expenses or proceeds of the sale of assets or otherwise), the Company, by wire transfer of immediately available funds in accordance with the instructions set forth on Exhibit A to the Note Agreements, shall have prepaid the Notes, with Make Whole Amount, in the aggregate principal amount of $1,000,000 together with all interest accrued on the principal amount being prepaid through the date of prepayment. Each prepayment of principal pursuant to this Section 4(d) is to be allocated among the Purchasers in proportion to the aggregate principal amount of the Notes held by each and shall otherwise be applied in accordance with paragraph 4D of each Note Agreement.

           (e) OPINION OF COUNSEL. The Company shall have delivered an opinion of Willkie, Farr & Gallagher as to (i) the legal existence and corporate power and authority of the Company, (ii) the due authorization, execution, delivery and enforceability of this Agreement and the amendments to the Warrants required by subparagraph (c) above, (iii) the absence of conflicts with or creation of liens under applicable law in connection herewith or therewith and (iv) the absence of any required governmental consents in connection herewith or therewith, in form and substance satisfactory to the Purchasers.

           (f) PAYMENT OF EXPENSES. All Expenses, including those of Special Counsel, as set forth in invoices delivered to the Company prior to the date hereof shall have been paid in full by the Company.

         5. NO OTHER WAIVERS. Except as expressly set forth herein or as previously amended, the Note Agreements shall continue in full force and effect without alteration or amendment and except as expressly set forth herein no other waiver of any Default or Event of Default is hereby granted.

         6. GOVERNING LAW. THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK).

         7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.





                               [Signatures Follow]

     This Agreement is executed under seal as of the date first above written.


                                         MEDICAL RESOURCES, INC.


                                         By: /s/ Christopher J.Joyce
                                             Title: Senior Vice President

                                       Purchasers under the February
                                       Note Agreement:

                                       JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By: /s/ Stephen J. Blewitt
                                             Name:
                                             Title: Vice President

                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY


                                       By: /s/ Stephen J. Blewitt
                                             Name:
                                             Title: Vice President

                                       INVESTORS PARTNER LIFE INSURANCE COMPANY


                                       By: /s/ Stephen J. Blewitt
                                             Name:
                                             Title: Vice President


                                       MELLON BANK, N.A., solely
                                       in its capacity as Trustee
                                       for The Long Term
                                       Investment Trust, (as
                                       directed by John Hancock
                                       Mutual Life Insurance
                                       Company), and not in its
                                       individual capacity


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       AUSA LIFE INSURANCE COMPANY, INC.



                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       LIFE INVESTORS INSURANCE COMPANY
                                       OF AMERICA


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       GREAT AMERICAN LIFE INSURANCE COMPANY


                                       By: /s/ Mark Muething
                                             Name:
                                             Title: Senior Vice President

                                       GENERAL ELECTRIC CAPITAL
                                       ASSURANCE COMPANY
                                       (f/k/a Great Northern Insured Annuity
                                       Corporation)


                                       By: /s/ Morian C. Mooers
                                             Name:
                                             Title: Investment Officer

                                       AMERICAN BANKERS INSURANCE COMPANY
                                       OF FLORIDA


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       COVA FINANCIAL SERVICES LIFE INSURANCE
                                       COMPANY

                                       By:  CONNING ASSET MANAGEMENT COMPANY


                                       By: /s/ Frank Car
                                           Name:
                                           Title:


                                       HARE & CO. (with respect to Senior
                                       Note No. 12 as nominee of Lincoln
                                       National Life Insurance Company)


                                       By: /s/ Patrick M. Dodd
                                           Name:
                                           Title: Authorized officer

                                      Purchasers under the June Note Agreement:

                                      JOHN HANCOCK MUTUAL LIFE
                                      INSURANCE COMPANY


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                      JOHN HANCOCK VARIABLE LIFE
                                      INSURANCE COMPANY


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                      GENERAL ELECTRIC CAPITAL
                                      ASSURANCE COMPANY
                                      (f/k/a Great Northern Insured Annuity
                                      Corporation)


                                      By: /s/ Morian C. Mooers
                                          Name:
                                          Title: Investment Officer

                                      OCCIDENTAL LIFE INSURANCE
                                      COMPANY OF NORTH CAROLINA

                                      By:  CONNING ASSET MANAGEMENT COMPANY


                                      By: /s/  L. Caro
                                          Name:
                                          Title:

                                      PENINSULAR LIFE INSURANCE CO.

                                      By:  CONNING ASSET MANAGEMENT
                                             COMPANY


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                      EXECUTIVE RISK INDEMNITY INC.

                                      By:  CONNING ASSET MANAGEMENT
                                             COMPANY


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT I




                    SETTLEMENT NOTE SUBORDINATION PROVISIONS